Taxation	12 Months Ended
Sep. 30, 2025
Taxation [Abstract]
TAXATION
9.	TAXATION

Cayman Islands

The Company is incorporated in the Cayman Islands. Under the current laws of the Cayman Islands, the Group is not subject to income or capital gains taxes. In addition, dividend payments are not subject to withholdings tax in the Cayman Islands.

Hong Kong

According to Tax (Amendment) (No. 3) Ordinance 2018 published by Hong Kong government, since September 1, 2018, under the two-tiered profits tax rate regime, the profits tax rate for the first HKD2 million of assessable profits has been lowered to 8.25% (half of the rate specified in Schedule 8 to the Inland Revenue Ordinance (IRO)) for corporations. Work HK was not subject to Hong Kong profit tax for any period presented as it did not have assessable profit during the periods presented.

PRC

The Group’s subsidiaries in mainland China are all subject to PRC Enterprise Income Tax (“EIT”) on the taxable income in accordance with the relevant PRC income tax laws and regulations. The EIT rate for the Group’s operation in mainland China was 25% with the following exceptions.

Hangzhou Shanyou was qualified as a “high and new technology enterprise strongly supported by the State” in November 2017 and renewed in December 2023, and entitled to an EIT rate of 15%, expiring on December 8, 2026.

For qualified small and low-profit enterprises, from January 1, 2023 to December 31, 2027, 25% of the first RMB 3.0 million of the assessable profit before tax is subject to the tax rate of 20%. For the year ended September 30, 2025, there are qualified small and low-profit enterprises in PRC, and thus it was eligible for the above preferential tax rate for small and low-profit enterprises.

The income tax provision consisted of the following components:

	For the Year Ended
	September 30,
	2025	2024	2023
Current income tax expenses (benefit)	$7,902	$(83,025)	$141,539
Deferred income tax expenses (benefit)	111,151	(42,266)	(94,533)
Total income tax expenses (benefit)	$119,053	$(125,291)	$47,006

A reconciliation between the Group’s actual provision for income taxes and the provision at the PRC, mainland statutory rate is as follows:

(Loss) income before income taxes	$(1,081,970)	$(3,665,700)	$110,389
Income tax expenses computed at statutory EIT rate of 25%	(270,493)	(916,425)	27,597
Reconciling items:
Effect of preferred tax rate	160,532	657,287	(14,264)
Additional deduction for R&D expenses	(64,358)	(45,377)	(45,247)
Change in valuation allowance	273,737	164,582	53,964
Tax effect of non-deductible items	19,635	14,642	24,956
Income tax expenses (benefit)	119,053	(125,291)	47,006
Effective tax rates	$-11.0%	$3.4%	$42.6%

Deferred tax assets/liabilities

As of September 30, 2025 and 2024, the significant components of the deferred tax assets and deferred tax liabilities are summarized below:

	As of September 30,	As of September 30,
	2025	2024
Deferred tax assets:
Allowance for credit loss	$11,572	$213,390
Inventories write-down	53,257	37,746
Lease Liabilities	1,275	-
Net operating loss carry forwards	1,094,845	78,210
Deferred tax assets, gross	1,160,949	329,346
Less: valuation allowance	(1,160,949)	(78,210)
Deferred tax assets, net	$-	$251,136
Deferred tax liabilities:
Right-of-use assets	1,303	-
Depreciation*	-	138,220
Deferred tax liabilities	1,303	138,220
Net deferred tax asset:	$(1,303)	$112,916

*	The PRC income tax laws and regulations allow the Group to deduct certain machinery and equipment’s depreciation once for all at the time of purchase which is in excess of the related depreciation under accounting.

Uncertain tax positions

The Group evaluates each uncertain tax position (including the potential application of interest and penalties) based on the technical merits, and measure the unrecognized benefits associated with the tax positions. As of September 30, 2025 and 2024, the Group did not have any significant unrecognized uncertain tax positions.